"Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [****], have been separately filed with the Commission."

                        RESEARCH COLLABORATION AGREEMENT

         This Agreement, effective January 19, 1996 (" EFFECTIVE DATE"), by and between Pioneer Hi-Bred International, Inc. ("PIONEER"), a corporation having an address at 700 Capital Square, 400 Locust Street, Des Moines, IA 50309 and Human Genome Science, Inc., a Delaware Corporation having offices at 94 1 0 Key West Avenue, Rockville, MD 20850 ("HGS").

         WHEREAS, PIONEER, a breeder and producer of proprietary planting seed, in particular MAIZE, desires to have more information about MAIZE nucleic acid sequences; and

         WHEREAS, HGS has the capability to conduct research to provide such information and desires to perform such research for PIONEER, and;

         WHEREAS, PIONEER and HGS are interested in a research collaboration to determine nucleic acid sequences of MAIZE.

         NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

                            SECTION 1 - DEFINITIONS.

         The terms used in this Agreement have the following meaning:

1.1 "AFFILIATE" means any company or other legal entity other than a party, in whatever country organized, controlling or controlled by PIONEER OR HGS. "Control" means having the power to direct or cause the direction of the management and policies, whether through the ownership of voting securities, by contract, or otherwise.

1.2      "EST" means expressed sequence tags that are partial cDNA sequences.

1.3 "FIRST COMMERCIAL SALE" means, in each country, the first sale of any HGS PRODUCT in the HGS FIELD by HGS, its AFFILIATES or SUBLICENSEES, following approval of its sales by the appropriate governmental agency for the

HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

         country in which the sale is to be made, and when governmental approval is not required, the first sale in that country.

1.4      "HGS FIELD" [****].

1.5 "HGS INFORMATION" means any information know-how, informatics and software (including the source code therefor) owned by HGS and/or to which HGS has a transferable interest in each case during the TRANSFER PERIOD and that is necessary for PIONEER to evaluate MAIZE ESTs provided by HGS.This also includes any information, informatics and software that is protected by issued US or foreign patents owned by HGS.Informatics are further defined in attached Schedule A.

1.6. "HGS PATENT RIGHTS" means any US patent application owned by HGS, including any provisional, division, continuation, or continuation-in-part thereof owned by HGS or as to which HGS has a transferable interest, and any foreign patent application or equivalent corresponding thereto owned by HGS or as to which HGS has a transferable interest, and any Letters Patents or the equivalent thereof issuing thereon owned by HGS or as to which HGS has a transferable interest, or reissue, reexamination or extension thereof, insofar as it contains one or more VALID CLAIMS to a nucleic acid sequence or to an expression product thereof or to the use of a nucleic acid or its expression product.

1.7 "HGS PRODUCT(S)" means any article, composition, apparatus, substance, chemical, material, method, process or service that is covered by one or more claims of PIONEER PATENT RIGHTS and/or RESEARCH PATENT RIGHTS and/or which incorporates RESEARCH TECHNOLOGY and/or PIONEER TECHNOLOGY.

1.8      "LICENSED TERRITORY" means all countries of the world.

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HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

1.9 "MAIZE" means corn (Zea mays) and any portion of the corn plant, including cells,

1.10 "MAIZE EST" means an EST obtained from a MAIZE LIBRARY(IES) provided to HGS by PIONEER which meets the specifications of Schedule D.

1.11 "MAIZE LIBRARY(IES)" means a cDNA library produced from MAIZE that has the specifications set forth in attached Schedule B.

1.12 "NET SALES PRICE" means the total amount received by HGS, its AFFILIATES or SUBLICENSEES from sale of HGS PRODUCT in the HGS FIELD, less transportation charges and insurance, sales taxes, use taxes, excise taxes, value added taxes, customs duties or other imposts, normal and customary quantity and cash discounts, rebates granted and disallowed reimbursements and allowances and credit on account of rejection or return of HGS PRODUCT in the HGS FIELD.

         HGS PRODUCT shall be considered "sold" when billed out or invoiced.

1.13     "PIONEER FIELD" [****].

1.14     "PIONEER   TECHNOLOGY"  means  any  process,   use,  article  of
         manufacture, composition of matter, information, data and materials, whether patentable or not, which results or is derived from RESEARCH TECHNOLOGY and that is owned by PIONEER or as to which PIONEER has a transferable interest.

1.15 "PIONEER PATENT RIGHT(s)" mean any United States patent application, including any provisional, division, continuation, or continuation-in-part thereof, and any foreign patent application or equivalent corresponding thereto, and any Letters Patent or the equivalent thereof issuing thereon, or reissue, re-examination or extension thereof, insofar as it contains one or more claims to PIONEER TECHNOLOGY.

 1.16 "RESEARCH PROJECT" means the program of research agreed to by PIONEER and HGS under this Agreement and conducted according to this Agreement and its Schedules.

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HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

1.17 "RESEARCH TECHNOLOGY" means MAIZE ESTs, a gene that includes a MAIZE EST, a polypeptide expressed thereby and a clone that contains a MAIZE EST that results from research performed by or on behalf of HGS pursuant to the RESEARCH PROJECT and any and all information, data and materials relating to the foregoing that results from research performed by or on behalf of HGS pursuant to the RESEARCH PROJECT.

1.18 "RESEARCH PATENT RIGHT(S)" means any United States patent application, including any provisional, division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue or extension thereof, insofar as it claims a RESEARCH TECHNOLOGY.

1.19 "SUBLICENSEE" means any non-AFFILIATE third party licensed by HGS to make, have made, import, use or sell any HGS PRODUCT.

1.20 "TRANSFER PERIOD" means for a period beginning on the EFFECTIVE DATE and ending September 1, 2000.

1.21 "VALID CLAIM" means a claim of an issued US or foreign patent that has not lapsed, become abandoned, or been declared invalid or unenforceable by a court of competent jurisdiction or an administrative agency from which no appeal can be or is taken.

                           SECTION 2 - HGS OBLIGATIONS

2.1      (a)      During the TRANSFER  PERIOD,  HGS will transfer to PIONEER HGS
                  INFORMATION, in particular the informatics system and will assist PIONEER with the installation of HGS INFORMATION into computer hardware provided by PIONEER and located at PIONEER.
                  PIONEER will purchase all computer hardware located at PIONEER that is needed. The timetable for the initial installation is given in Schedule C. Until completion of the RESEARCH PROJECT as set forth in Schedule E. HGS shall install and maintain
                  [****] a direct, secure link between HGS and

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HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                  PIONEER for the purpose of transferring and maintaining RESEARCH TECHNOLOGY.

         (b) During the TRANSFER PERIOD, HGS will provide PIONEER with all upgrades and improvements to HGS INFORMATION on a timely basis [****].

         (c) If, during the TRANSFER PERIOD, HGS develops a version of the MACINTOSH(R) computer-based user client software as defined in Schedule A which operates in the WINDOWS(R) operating environment, it shall provide such user interface to PIONEER [****].

         (d) HGS shall provide training and support to PIONEER with respect to the use of HGS INFORMATION, as specified in Schedule C. From time to time during the TRANSFER PERIOD, if required and upon request by PIONEER, HGS shall provide reasonable additional training and support to PIONEER personnel with respect to the use of HGS INFORMATION. The location and frequency of such training will be determined jointly by the PROJECT COMMITTEE.

2.2 HGS shall perform RESEARCH PROJECT according to the workplan specified 'in Schedule E. HGS' performance of RESEARCH PROJECT under Schedule E is subject to Pioneer providing HGS with a sufficient number of MAIZE LIBRARIES and at a time which permits HGS to perform its obligations hereunder.

2.3 For a period beginning on the EFFECTIVE DATE and ending two (2) years from the date on which HGS successfully completes Phase III of the RESEARCH PROJECT as set forth in Schedule E, HGS agrees not to undertake any activity involving MAIZE to the benefit of any third party, including sequencing of MAIZE, sequence analysis of MAIZE or the transfer of HGS INFORMATION for use with MAIZE, except as HGS is licensed hereunder.

2.4 Beginning on the EFFECTIVE DATE and ending on June 30, 1997, PIONEER shall have the right, exercisable by written notice to HGS, to extend RESEARCH PROJECT for one year after the successful completion of Phase III, as set forth in Schedule E, to undertake additional work similar to that outlined in Schedule E. The

HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

         parties shall attempt to reach agreement on the terms and conditions thereof within six (6) months of PIONEER's written notification to HGS.

2.5 In the event that PIONEER provides to HGS plant nucleotide sequences, HGS agrees to[****] sequences provided by PIONEER to the PIONEER MAIZE EST database maintained at HGS [****]. These added sequences will be identified as PIONEER CONFIDENTIAL INFORMATION and are not subject to the license granted to HGS hereunder.

                         SECTION 3 - PIONEER OBLIGATIONS

3.1      PIONEER shall fund RESEARCH PROJECT as follows:

         (a) PIONEER shall pay to HGS [****] within thirty (30) days of the EFFECTIVE DATE for the conduct of Phase I of the RESEARCH PROJECT as set forth in Schedule E.

         (b) PIONEER shall pay to HGS [****] once HGS INFORMATION is operating as per Schedule C, designated "GO LIVE". "GO LIVE" is defined as the delivery to PIONEER of useable functional capabilities of HGS INFORMATION as listed in Schedule G. This payment covers all deliverables representing HGS INFORMATION to be provided by HGS according to Schedules A, C & G.

         (c) Within thirty (30) days of the completion of Phase I of the RESEARCH PROJECT, as set forth in Schedule E, which includes the conveyance to PIONEER of MAIZE ESTs discovered in the RESEARCH PROJECT that meet the specifications in Schedule D, but in no case prior to [****], PIONEER shall pay to HGS [****] for the conduct of Phase II of RESEARCH PROJECT, as set forth in Schedule E.

         (d) Within thirty (30) days of the completion of Phase 11 of the RESEARCH PROJECT, as set forth in Schedule E which includes the conveyance to PIONEER of MAIZE ESTs discovered in the RESEARCH PROJECT that

HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                  meet the specifications in Schedule D, but in no case prior to [****], PIONEER shall pay to HGS [****] for the conduct of Phase III of RESEARCH PROJECT, as set forth in Schedule E.

         (e) PIONEER shall pay to HGS a payment of [****] for the completion of the RESEARCH PROJECT as set forth in Schedule E. Said payment shall be made within thirty (30) days of said completion but in no case prior to [****].

3.2      The payments in Section 3.1 are non-refundable except as follows:

         (a) Solely in the event of a breach of this Agreement by HGS, PIONEER shall be entitled to a refund equal to [****] multiplied by a fraction the numerator of which is the difference between [****] and [****] under Phase I and the denominator of which is [****] and further multiplied by [****].

         (b) Solely in the event of a breach of this Agreement by HGS, PIONEER shall be entitled to a refund equal to [****] multiplied by a fraction the numerator of which is the difference between [****] and [****] under Phase II and the denominator of which is [****].

         (c) Solely in the event of a breach of this Agreement by HGS, PIONEER shall be entitled to a refund equal to [****] multiplied by a fraction the numerator of which is the difference between [****] and [****] under Phase III and the denominator of which is [****].

3.3 PIONEER agrees to meet all of its obligations under Schedule C and perform and to permit HGS to perform the work required to enable transfer of HGS INFORMATION to PIONEER and to permit installation of such HGS INFORMATION into computer hardware provided by PIONEER and located at PIONEER.

HGS/PHI
Research Collaboration Agreement
1/12/96

                          SECTION 4 - CONFIDENTIALITY.

4.1 During the term of this Agreement, it is contemplated that each party will disclose to the other proprietary and confidential technology, inventions, technical information, biological materials and the like which are owned or controlled by the disclosing party or which that party is obligated to maintain in confidence and that is designated by the disclosing party as confidential ("Confidential Information"). Each party agrees to retain the other party's Confidential Information in confidence and not to disclose any such Confidential Information to a third party without the prior written consent of the disclosing party and to use the other party's Confidential Information only for the purposes of this Agreement.

4.2 The obligations of confidentiality will not apply to Confidential Information that:

         (a) was known to the receiving party or generally known to the public prior to its disclosure hereunder; or

         (b) subsequently becomes known to the public by some means other than a breach of this Agreement;

         (c) is subsequently disclosed to the receiving party by a third party having a lawful right to make such disclosure;

         (d) is required by law or bona fide legal process to be disclosed, provided that the party required to make the disclosure takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the party providing the Confidential Information; or

         (e)      is approved for release by the parties, or

         (f)      is  independently  developed  by the  employees  or  agents of
                  either  party  without  any  knowledge  of  the   Confidential
                  Information provided by the other party.

4.3 Notwithstanding the foregoing, information relating to the RESEARCH PROJECT, RESEARCH TECHNOLOGY, PIONEER TECHNOLOGY, and MAIZE

HGS/PHI
Research Collaboration Agreement
1/12/96

         LIBRARIES, shall be Confidential Information and shall not be used or disclosed by HGS other than as provided herein.

4.4 HGS shall use MAIZE LIBRARIES only for obtaining MAIZE ESTs for PIONEER under this Agreement and HGS shall not transfer MAIZE LIBRARIES, PIONEER TECHNOLOGY or RESEARCH TECHNOLOGY to a third party or use MAIZE LIBRARIES, PIONEER TECHNOLOGY or RESEARCH TECHNOLOGY for the benefit of a third party. Notwithstanding the foregoing, HGS may use MAIZE LIBRARIES, PIONEER TECHNOLOGY or RESEARCH TECHNOLOGY pursuant to the licenses granted under Section 6.2.

4.5      PIONEER agrees to use HGS INFORMATION only as licensed under Section 6.
         1. PIONEER agrees not to disclose or transfer HGS INFORMATION to a third party provided, however, that with the prior approval of HGS, which will not be unreasonably withheld, PIONEER may permit a third party to remotely access a database of PIONEER which operates in accordance with HGS INFORMATION.

                              SECTION 5 - PATENTS.

5.1      (a)      HGS shall promptly assign to PIONEER all of its rights,  title and interest in and to RESEARCH TECHNOLOGY as it is developed and RESEARCH PATENT RIGHTS. In addition, HGS shall cooperate with and assist PIONEER in obtaining appropriate patent protection and shall execute all documents required for such purpose.

         (b) HGS agrees that all HGS employees who work on the RESEARCH PROJECT will be obligated to assign inventions to HGS.

         (c) As part of the assignment of Section 5.1(a), PIONEER will grant to HGS a security interest in and to RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS to secure PIONEER's payment obligations under Section 3. 1. The security interest will include an agreement by PIONEER to reassign RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS to HGS in the event that PIONEER fails to make payments under Section 3.1 when due.

HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                        SECTION 6 - GRANTS AND ROYALTIES.

6.1      (a)      HGS grants to PIONEER and  AFFILIATES a [****]  license in the
                  LICENCED  TERRITORY  to use HGS  INFORMATION  to analyze:  (i)
                  RESEARCH TECHNOLOGY and PIONEER TECHNOLOGY, and (ii) nucleic acid sequences from plants and plant pests.

                  Notwithstanding anything to the contrary, it is expressly understood that no license is granted to use the HGS INFORMATION with respect to (i) DNA prepared from human cells and/or (ii) a human gene and/or (iii) a family of human genes or (iv) any portion of the foregoing or (v) any expression product of the foregoing.

         (b) HGS grants to PIONEER and AFFILIATES a [****] license under HGS PATENT RIGHTS to make, have made, use, import, sell, or have sold on its behalf, in all fields except non-human animal healthcare and/or diagnostics and/or the HGS FIELD in the LICENSED TERRITORY, product(s) which is a nucleic acid that is or includes a MAIZE EST provided to PIONEER by HGS or an expression product thereof that without such license would infringe a VALID CLAIM of HGS PATENT RIGHTS.

6.2      (a)      PIONEER  grants  to HGS and  AFFILIATES  a  [****]  right  and license  for  the  LICENSED  TERRITORY  under  PIONEER  PATENT
                  RIGHTS,  RESEARCH  PATENT  RIGHTS  owned by  PIONEER,  PIONEER
                  TECHNOLOGY and RESEARCH TECHNOLOGY owned by PIONEER to make, have made, use, import, sell or have sold on its behalf HGS
                  PRODUCTS in the HGS FIELD, including the right to sublicense third parties.

         (b) For the rights set forth in Section 6.2(a), HGS shall pay to PIONEER a royalty to be negotiated by the parties in good faith, which royalty shall not exceed [****] of NET SALES of HGS PRODUCTS in the

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HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                  HGS FIELD sold by HGS or its AFFILIATES or [****] the royalty received by HGS for sale of HGS PRODUCT in HGS FIELD from its SUBLICENSEES.

         (c) To the extent HGS PRODUCT in the HGS FIELD is covered by a VALID CLAIM of PIONEER PATENT RIGHTS and/or RESEARCH PATENT RIGHTS in a country where sold, such royalty shall be payable for the life of such PIONEER PATENT RIGHTS and/or RESEARCH PATENT RIGHTS in such country.

         (d) To the extent an HGS PRODUCT in the HGS FIELD is not covered by a VALID CLAIM of PIONEER PATENT RIGHTS and/or RESEARCH PATENT RIGHTS in a country where sold, such royalty shall be payable for five (5) years from FIRST COMMERCIAL SALE in such country.

         (e) In the event that an HGS PRODUCT in the HGS FIELD includes a component(s) covered by royalty obligations hereunder ("COVERED COMPONENT(S)") and a component which is diagnostically useable or therapeutically active alone or in a combination that does not require the COVERED COMPONENT("COMBINED, PRODUCT"), then NET SALES shall be the amount that is normally received by HGS or its AFFILIATES from a sale of the COVERED COMPONENT(S) in an arm's length transaction with an unaffiliated third party. If the COVERED COMPONENT(S) is not sold separately, then NET SALES upon which a royalty is paid shall be the NET SALES of the COMBINED PRODUCT multiplied by a fraction, the numerator of which is the cost for producing the COVERED COMPONENT and the denominator of which is the cost for producing the COMBINED PRODUCT.

         (f) In the event that royalties are to be paid by HGS to a party who is not an AFFILIATE of HGS for an HGS PRODUCT in the HGS FIELD for which royalties are also due to PIONEER pursuant to Paragraph 6.2 (such royalties to such party are hereinafter "Other Royalties"), then the royalties to be paid to PIONEER by HGS pursuant to Paragraph 6.2 shall be reduced by one-half of the amount of such Other Royalties. but in no event shall any royalties

HGS/PHI
Research Collaboration Agreement
1/12/96

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                  payable   under   Paragraph   6.2  be  reduced  by  more  than
                  [****].

         (g) Only one royalty shall be due and payable for the manufacture, use and sale of an HGS PRODUCT in the HGS FIELD irrespective of the number of patents or claims thereof licensed hereunder which cover the manufacture, use and sale of such HGS PRODUCT in the HGS FIELD.

6.3 The term of the licenses described in Sections 6.1 and 6.2 shall be for the pendency of any issued patents and forever under any know-how rights.

6.4 HGS shall keep, and shall cause each of its AFFILIATES and SUBLICENSEES to keep, full and accurate accounts containing all particulars that may be necessary for the purpose of calculating all royalties payable to PIONEER. Such accounts shall be kept at their principal place of business and, with all necessary supporting data shall, for the three
         (3) years next following the end of the calendar year to which each shall pertain, be open for inspection by an independent certified accountant reasonably acceptable to HGS upon reasonable notice during normal business hours, at PIONEER's expense, for the sole purpose of verifying royalty statements or compliance with this Agreement, but in no event more than once in each calendar year. All information and data offered shall be used only for the purpose of verifying royalties and shall be treated as HGS Confidential Information subject to the obligations of this Agreement. In the event that such inspection shall indicate that in any calendar year that the royalties which should have been paid by HGS are at least [****] greater than those which were actually paid by HGS, then HGS shall pay the cost of such inspection.

6.5 With each semi-annual payment, HGS shall deliver to PIONEER a full and accurate accounting to include at least the following information:

         (a) Quantity of each HGS PRODUCT in the HGS FIELD subject to royalty sold (by country) by HGS, and its AFFILIATES;

         (b) Total receipts for each HGS PRODUCT sold in HGS FIELD subject to royalty (by country);

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HGS/PHI
Research Collaboration Agreement
1/12/96

         (c)      Total royalties payable to PIONEER; and

         (d) Royalties received from SUBLICENSEES for HGS PRODUCT sold in HGS FIELD.

6.6 In each year the amount of royalty due shall be calculated semi-annually as of June 30 and December 31 (each as being the last day of an "ACCOUNTING PERIOD") and shall be paid semi-annually within the following sixty days, every such payment shall be supported by the accounting prescribed in Paragraph 6.4 and shall be made in United States dollars. For the purpose of calculating royalties conversion from any foreign currency, such conversion shall be at the Exchange Rate published in the Wall Street Journal, under "Currency Trading", for the last business day of the applicable ACCOUNTING PERIOD.

6.7 If the transfer of or the conversion into United States Dollar Equivalent of any remittance due hereunder is not lawful or possible in any country, such remittance shall be made by the deposit thereof in the currency of the country to the credit and account of PIONEER or its nominee in any commercial bank or trust company located in that country, prompt notice of which shall be given to PIONEER. PIONEER shall be advised in writing in advance by HGS and provide to HGS a nominee, if so desired.

6.8 Any tax required to be withheld by HGS under the laws of any foreign country for the account of PIONEER, shall be promptly paid by HGS for and on behalf of PIONEER to the appropriate governmental authority, and HGS shall furnish PIONEER with proof of payment of such tax. Any such tax actually paid on PIONEER's behalf shall be deducted from royalty payments due PIONEER.

                             SECTION 7 - WARRANTIES.

7.1 Each of HGS and PIONEER warrants and represents to the other that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement.

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HGS/PHI
Research Collaboration Agreement
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                           SECTION 8 -INDEMNIFICATION.

8.1      (a)      PIONEER  agrees  to  indemnify  and  hold  harmless  HGS,  its shareholders,  officers,  directors,  employees,  and  agents, against any and all actions,  claims (specifically  including, but not  limited to, any  damages  based on product  liability
                  claims),   suits,  losses,  demands,   judgments,   and  other
                  liabilities  (including  attorney's fees until PIONEER assumes the defense as  described  below)  asserted by third  parties, government and  non-government,  resulting from or arising out
                  of  (i)  any  use  of  RESEARCH   TECHNOLOGY   and/or  PIONEER
                  TECHNOLOGY by or on behalf of PIONEER or by any person or entity (other than HGS) who derives rights thereto from PIONEER, and (ii) any manufacture, use or sale of any product or process which is based on and/or incorporates RESEARCH
                  TECHNOLOGY and/or PIONEER TECHNOLOGY, which product or process is manufactured, sold or used by or on behalf of PIONEER or any person or entity (other than HGS) who obtains or claims rights thereto from PIONEER.

                  If any such claims or actions are made, HGS shall be defended at PIONEER's sole expense by counsel selected by PIONEER and reasonably acceptable to HGS provided that HGS may, at its own expense, also be represented by counsel of its own choosing. PIONEER will not settle or compromise any claims without the consent of HGS, which consent will not unreasonably be withheld. PIONEER's indemnification hereunder shall not apply to any liability, damage, loss or expense of an indemnitee to the extent that it is directly attributable to the negligent activities or intentional misconduct of such indemnitee.

         (b) HGS agrees to indemnify and hold harmless PIONEER, its shareholders, officers, directors, employees and agents, against any and all actions, claims, suits, demands, judgments and other liabilities (including attorney's fees until HGS assumes the defense as described below) asserted by third parties, government and non-government or arising out of the manufacture, use or sale by HGS of HGS PRODUCTS in the HGS FIELD.

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HGS/PHI
Research Collaboration Agreement
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                  If any such  claims  or  actions  are made,  PIONEER  shall be defended at HGS' sole expense by counsel selected by HGS and reasonably acceptable to PIONEER, provided that PIONEER may, at its own expense, also be represented by counsel of its own choosing. HGS will not settle or compromise any claims without the consent of PIONEER, which consent will not unreasonably be withheld. HGS indemnification hereunder shall not apply to any liability, damage, loss or expense of an indemnitee to the extent it is directly attributable to the negligent activities or intentional misconduct of such indemnitee.

         (c) Each party hereto shall notify the other party promptly of any claim or threatened claim under this Section 8 and shall fully cooperate with all reasonable requests with respect thereto.

                       SECTION 9 - ASSIGNMENT; SUCCESSORS.

9.1 This Agreement shall not be assignable by either of the parties without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that either party may assign this Agreement to an AFFILIATE or to a successor in interest or transferee of all or substantially all of the portion of the business to which this Agreement relates.

9.2 Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of said successors in interest and assigns of HGS and PIONEER. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party and such Assignment shall not relieve the Assignor of any of its obligations under this Agreement.

                       SECTION 10 - TERM AND TERMINATION.

10.1              Termination or Cancellation of Licenses

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HGS/PHI
Research Collaboration Agreement
1/12/96

         (a) Upon material breach of any material provisions of this Agreement by either party to this Agreement, in the event the breach is not cured within sixty (60) days after written notice to the breaching party by the other party, in addition to any other remedy it may have, the other party at its sole option may terminate this Agreement, provided that such other party is not then in breach of this Agreement.

         (b) Termination of this Agreement for breach of any of its provisions shall be without prejudice to any other rights or remedies the non-breaching party may have hereunder, whether or not such rights or remedies arise from such breach.

         (c) Either party may terminate this Agreement upon notice to the other party in the event of the filing by the other party of a petition in bankruptcy or for liquidation; the request for or appointment of a receiver; execution upon any portion of the other party's business or assets; the other party's arrangement with or assignment for the benefit of creditors; or the other party's becoming unable to meet its obligations as they become due.

10.2     (a)      In the event that this Agreement is terminated by HGS pursuant to  Section  10.1,  then any  portion of the  sixteen  million dollars  which  has not been paid to HGS  under  Section  3.1, including the payment  specified in Section 3.1 (e),  shall be immediately  due and  payable to HGS by PIONEER  and upon full payment  PIONEER  shall  have a fully  paid-up  non-terminable license under Section 6.1,  PIONEER shall retain  ownership of
                  RESEARCH  TECHNOLOGY  and RESEARCH  PATENT RIGHTS  assigned to
                  PIONEER  under  Section 5.1, the  security  interest  assigned
                  therein  to  HGS  shall  be  released,   and  the  rights  and
                  obligations of Sections 6.2 through 6.8 shall remain in full force and effect.

         (b)      In the event  that  PIONEER  fails to make any  payment  under
                  Section 3.1 when due, HGS shall have the right to provide PIONEER written notice of such failure, and if such payment is not made within thirty (30) days after such written notice, then all amounts to be paid by PIONEER under Section 3.1, including the payment specified in Section 3.1(e), shall become immediately due and payable to HGS by PIONEER and upon full payment

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HGS/PHI
Research Collaboration Agreement
1/12/96

                  PIONEER shall have a fully paid-up non-terminable license under Section 6.1, PIONEER shall retain ownership of RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS assigned to PIONEER under Section 5. 1, the security interest assigned therein to HGS shall be released, and the rights and obligations of Sections 6.2 through 6.8 shall remain in full force and effect.

10.3     In the event that this  Agreement is terminated by PIONEER  pursuant to
         Section 10.1, then:

         (a)      If terminated  prior to payment of eight million dollars under
                  Section 3. 1 (a) and (b), all licenses granted to PIONEER shall be terminated, HGS shall own RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS and PIONEER shall not use RESEARCH TECHNOLOGY or HGS INFORMATION.

         (b) If terminated subsequent to payment of eight million dollars under Section 3.1(a) and (b), then PIONEER shall retain ownership of RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS assigned to PIONEER under Section 5. 1, the security interest assigned therein to HGS shall be released, and PIONEER shall retain its licenses under Section 6. 1.

10.4 Upon termination of this Agreement by PIONEER under Section 10. 1, the licenses granted to HGS under Section 6.2 shall terminate.

10.5 In the event that HGS' license hereunder is terminated, HGS agrees not to use PIONEER TECHNOLOGY or RESEARCH TECHNOLOGY and HGS shall either destroy or return MAIZE LIBRARIES, RESEARCH TECHNOLOGY and PIONEER TECHNOLOGY to PIONEER.

10.6 Upon termination of this Agreement by either party, neither party shall be required to perform the RESEARCH PROJECT or any obligation under
         Section 2, but HGS shall deliver to PIONEER all MAIZE ESTs and RESEARCH TECHNOLOGY in its possession and not yet conveyed to PIONEER.

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HGS/PHI
Research Collaboration Agreement
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10.7     The  obligations  of Sections 4, 7, 8 and 10 and of  Paragraph 1 1.3 of
         this Agreement shall survive any termination of this Agreement, the licenses of Section 6 shall survive termination to the extent such licenses are non-terminable under Sections 10.2 and 10.3, and the provisions of Paragraph 5. 1 (a) shall survive to the extent that PIONEER retains ownership in RESEARCH TECHNOLOGY and RESEARCH PATENT RIGHTS.

10.8 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the date of such termination.

                        SECTION 11 - GENERAL PROVISIONS.

11.1 The relationship between HGS and PIONEER is that of independent contractors. HGS and PIONEER are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. HGS shall have no power to bind or obligate PIONEER in any manner. Likewise, PIONEER shall have no power to bind or obligate HGS in any manner.

11.2 This Agreement and its attached Schedules A - G sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

11.3 This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland without reference to its choice of law principles.

11.4 The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

11.5 Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement, excepting only as to an

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HGS/PHI
Research Collaboration Agreement
1/12/96

         expressed written and signed waiver as to a particular matter for a particular period of time.

11.6 No public announcement concerning the existence of or terms of this Agreement shall be made, either directly or indirectly, by any party to this Agreement without prior written notice to the other party and, except as may be legally required, or as may be required for a public offering of securities, or as may be required for recording purposes, without first obtaining the approval of the other party and agreement upon the nature and text of such announcement, which approval and agreement shall not be unreasonably withheld or delayed. The party desiring to make any such public announcement shall inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure.

11.7 Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed to have been given and delivered upon the earlier of (i) when received at the address set forth below, or (ii) three (3) business days after mailed by certified or registered mail postage prepaid and properly addressed, with return receipt requested, or (iii) on the day when sent by facsimile as confirmed by certified or registered mail. Notices shall be delivered to the respective parties as indicated:

         To HGS:           Human Genome Sciences, Inc.
                           941 0 Key West Avenue
                           Rockville, NO 20850
                           ATTN: CEO

         Copy to:          Carella, Byrne, Bain, Gilfillan,
                           Cecchi, Stewart & Olstein
                           6 Becker Farm Road
                           Roseland, N.J. 07068
                           Fax no.(201)994-1744
                           ATTN: Elliot M. Olstein, Esq.

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HGS/PHI
Research Collaboration Agreement
1/12/96

         To PIONEER:                PIONEER HI-BRED INTERNATIONAL, INC.
                                    700 Capital Square
                                    400 Locust Street
                                    Des Moines, Iowa 50309-2340
                                    ATTN: Legal Department

         Copy to:                   PIONEER HI-BRED INTERNATIONAL, INC.
                                    Research Technology Services
                                    P.O. Box 1004
                                    Johnston, IA   50131-1004
                                    Fax no. (515) 253-2478
                                    ATTN: John Duesing

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

For HUMAN GENOME SCIENCES, INC.          For PIONEER HI-BRED INTERNATIONAL, INC.

By: /s/William A. Haseltine              By: /s/Anthony J. Cavalieri
   ----------------------------------        -----------------------------------

   William A. Haseltine                        Anthony J. Cavalieri
   --------------------                        --------------------
   (Printed Name)                              (Printed Name)

   Chairman and Chief Executive Officer        Vice-President-Research
   ------------------------------------        -----------------------
   (Title)                                     (Title)

      1-19-96                                         1-15-96
   -----------------------                     ------------------------
   (Date)                                      (Date)

                                   SCHEDULE A
                                   ----------

            Specifications for Informatics System ("HGS INFORMATION")
                          to be installed at Pioneer:

I.          Database and analysis server supplied by PIONEER:
                                                     -------
            1. Multi-processor Unix Host (DEC Alpha server or equivalent)

            2. Unix system software

               2.1.      Sybase SQL Server
               2.2.      Sybase Open Client Libraries
               2.3.      Sybase Replication Server
               2.4.      C compiler
               2.5.      TCP/IP networking services
               2.6.      Electronic mail facilities
               2.7.      Backup/recovery equipment and software

II.         Macintosh client machines supplied by PIONEER:
                                                  -------

            1. Quadra or PowerMac models
            2. Minimum 8MB of RAM; 16MB recommended
            3. Minimum  14-inch color monitor;  17-inch  recommended for active users
            4. MB of available disk space
            5. TCP/IP network connection

III.        Network connectivity supplied by HGS:
                                             ---

            1. Installation  and  maintenance  of  dedicated  circuit  (at least
               56Kbps)
            2. Encryption equipment
            3. CSU/DSU line terminating equipment
            4. Network router interface

IV.         Macintosh client software supplied by HGS:
                                                  ---

            1. IRIS bioinformatics application
            2. HGS BLAST Client
            3. HGS HyperEntrez
            4. Unix command client
            5. PSEM (Protein structure evaluation module)

V.          Server software supplied by HGS:
                                        ---
            1. Components derived from the public domain are indicated; HGS will install and configure the public domain software, but cannot provide a warrany for its performance.
            2. Database schema, stored procedures, triggers:
               a)   Unix command client
               b)   Data management utilities
               c)   BLAST sequence searching software (public domain)
               d)   FASTA sequence searching software (public domain)
               e)   BLOCKS motif searching software (public domain)

VI.         Services provided by HGS:
                                 ---
            1. Setup of PIONEER database schema
            2. Testing of network and system components on PIONEER equipment
            3. Development of on-going data transfer mechanism
            4. Training for end users of the Iris application
            5. Training  for  technical  people  in  system  administration  and troubleshooting
            6. Assistance developing customer analyses and reports
            7. Telephone  and  e-mail  support  for  the  database  and  related applications
            8. Customization  of sequence  classification  method to adapt it to plant DNA

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

                                   SCHEDULE B
                                   ----------

                          Maize Library Specifications

         Libraries must be constructed in vectors which contain either the[****] binding sites. The vectors must be capable of being propagated as a [****]. Appropriate vectors include: [****]. Libraries must be [****]. cDNA generated by [****] will not sequence efficiently. Therefore, all [****] will need to be evaluated on a case-by-case basis before sequencing will commence. If these libraries are important and Pioneer elects to have them sequenced, the specifications for the number of good sequences, as stated in the body of this agreement, will have to be adjusted accordingly [****] .

         Libraries should be generated in [****] and [****] should be used for sequencing.

         Other information about each library will need to be provided by PIONEER. This includes:

                    * tissue  source
                    * method  of  construction
                    * vector  type
                    * restriction  sites  used in  cloning
                    * library  complexity
                    * sample titer
                    * percent of clones containing insert
                    * average insert size
                    * bacterial strain

         All libraries transferred for sequencing will be evaluated initially by HGS for quality control purposes. [****] sequence reactions will initially be performed for each library and successful reactions will be analyzed for content.

         In the event HGS determines that any MAIZE library submitted by PIONEER to HGS hereunder does not meet the specifications required for HGS to meet its obligations under this agreement, HGS shall immediately notify PIONEER. In the event PIONEER and HGS do not agree upon whether any given library meets the required specifications, this matter shall be resolved by the Project Committee.

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."


                                   SCHEDULE C
                                   ----------

                    Timeline for Delivery of HGS INFORMATION

Month                  Task                       Who            Where
-----                  ----                       ---            -----

[****]    o    Order Power Macs                   Pioneer        Pioneer
          o    Order System Hardware              Pioneer        Pioneer
          o    M. Fannon to Pioneer to            HGS            Pioneer
               meet with Pioneer IM Group
          o    Prepare/Send existing sequences    Pioneer        HGS-Pioneer
               to use as test set

[****]    o    Set up Wide area link              HGS            HGS-Pioneer
          o    Set up Mack Network                Pioneer        Pioneer
          o    Configure System machine/Sybase    Pioneer        Pioneer
          o    Obtain a copy of IRIS              Pioneer        HGS-Pioneer
          o    Demo the software to Pioneer user  HGS            Pioneer
               community (and IM)
          o    Train 2-3 users (2 days)           Pioneer        HGS

[****]    o    3-5 MACS connected to HGS          Pioneer        Pioneer
          o    Set up Blast Server                HGS            Pioneer
          o    Test System                        Pioneer/HGS    Pioneer/HGS
          o    Connect entire Mac Network         Pioneer        Pioneer

[****]    o    GO LIVE*                           Pioneer        Pioneer/HGS
               -------
          o    Replacement update of DB           HGS            HGS-Pioneer

[****]    o    Fine tune database replication     HGS/Pioneer    HGS-Pioneer
               method

[****]    o    Have replication update in place   HGS            HGS-Pioneer



     * "GO LIVE" is defined as the delivery to PIONEER of useable functional capabilities of HGS INFORMATION as listed in schedule G.

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."


                                   SCHEDULE D
                                   ----------

                          Specifications for MAIZE ESTs

1.

         In order to complete successfully the workplan for the RESEARCH PROJECT as specified in Schedule E, the MAIZE ESTs shall have the following characteristics

         (a) be a minimum  of [****] in  length,

         (b) contain  [****] percent  or  less  ambiguities,  and

         (c) [****] of the total number of MAIZE ESTs generated will be at least [****] nucleotides in length.

2.       HGS will classify the ESTs as follows.

         Class 1:          Identical to a known maize gene.

                           The MAIZE EST sequence overlaps with a nucleotide sequence from the maize subset of Genbank.

                           [****] is used as the search method.

         Class 2:          Significant match to a maize protein.

                           The MAIZE EST sequence has a significant match with a maize protein sequence from the non-redundant protein database.

                           [****] is used as the search method.

         Class 3: Significant match to any non-maize protein in the non-redundant database.

                           The MAIZE EST sequence has a significant match with a
                           non-maize   protein  sequence  in  the  non-redundant
                           database.

                           [****] is used as the search method.

         Class 4:          Mitochondria, chloroplast and vector.

                           The  MAIZE  EST   sequence   is   determined   to  be
                           mitochondria,  chloroplast or vector.

                           [****] search of mitochondrial and vector sequences.

         Class 5:          Unknown.

                           The MAIZE EST sequence has no significant match in the databases of published nucleotide sequences or corresponding protein sequences.

         OVERLAP is determined by a segment of at least [****] with at least [****] identical matches. Ambiguities are counted as matches. The [****] search method is used for overlap determination.

         A SIGNIFICANT MATCH is determined by a [****] probability value of [****] or less.

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."


                                   SCHEDULE E
                                   ----------

                         Work plan for RESEARCH PROJECT

1. Beginning upon the receipt of the MAIZE LIBRARIES from PIONEER, HGS shall conduct RESEARCH PROJECT as follows:

         Phase I Research using MAIZE LIBRARIES provided by PIONEER for purposes of generating [****] MAIZE ESTs by [****];

         Phase II Research using MAIZE LIBRARIES provided by PIONEER for purposes of generating an additional [****] MAIZE ESTs, cumulatively [****], by [****];

         Phase III   Research  using  MAIZE  LIBRARIES  provided  by PIONEER for purposes of generating an additional [****] MAIZE ESTs, cumulatively [****], by [****], which shall be considered completion of the RESEARCH PROJECT.

2. During the course of RESEARCH PROJECT, PIONEER shall provide HGS with, and approve for sequencing, [****] for HGS to carry out RESEARCH PROJECT. MAIZE LIBRARIES will be provided sufficiently in advance so that HGS is able to prepare them and to schedule them for RESEARCH PROJECT to meet HGS' obligations under this Schedule E.

3. HGS will perform [****] initial sequencing reactions from each MAIZE LIBRARY for quality control within [****] of their submission by PIONEER. The sequencing reactions will be provided to PIONEER for review. In consultation with HGS scientists, PIONEER will then decide as to which MAIZE LIBRARIES to proceed sequencing and the number of MAIZE ESTs to be provided from each MAIZE LIBRARY before the next review. HGS shall begin in-depth sequencing in these certain MAIZE
         LIBRARIES within [****] of providing PIONEER the initial [****]sequencing reactions, provided PIONEER has authorized such sequencing reactions.



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
"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."


4.       At certain times during the RESEARCH PROJECT, PIONEER

         [****]

5. During the course of RESEARCH PROJECT, HGS scientists shall, to the best of their ability, instruct and provide training to PIONEER scientists in preparing cDNA libraries to enable PIONEER to prepare MAIZE LIBRARIES that meet the technical specifications in Schedule B. PIONEER will send up to [****] to HGS between the EFFECTIVE DATE and
         [****], to prepare cDNA libraries in conjunction with HGS scientists and to be trained by HGS in their methods of cDNA library preparation. During the course of RESEARCH PROJECT, HGS scientists shall be available to consult with PIONEER scientists on strategies to use MAIZE ESTs and the HGS INFORMATION to determine/investigate gene function and utility, via telephone, E-mail, fax or personal visits to HGS facilities, including seminars.

6. Upon initiation of the RESEARCH PROJECT and no later than [****], PIONEER will provide to HGS up to [****] MAIZE LIBRARIES.

7. Paragraphs 3-6 of this workplan are prepared to reflect the intention of the parties in the conduct of the RESEARCH PROJECT. The parties understand that changes in certain aspects of said paragraphs may need to be changed based on experience gained during the RESEARCH PROJECT. The PROJECT COMMITTEE shall have authority to modify the protocol as required.

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



                                   SCHEDULE F
                                   ----------

                    Specifications for the PROJECT COMMITTEE

     1. Each of PIONEER and HGS shall designate two (2) full time employees to be members of the PROJECT COMMITTEE (hereinafter "MEMBERS").

     2. The PROJECT COMMITTEE shall meet at least once every 6 (six) months during the term of this agreement. The PROJECT COMMITTEE may elect to meet more frequently as required. Meetings will be held at PIONEER and HGS -in alternate succession.

     3. MEMBERS shall be develop and finalize an agenda for each PROJECT COMMITTEE meeting not later than two (2) weeks prior to each meeting.

     4. MEMBERS shall be responsible for keeping minutes of each meeting which shall be circulated for comment and review by PIONEER and HGS within two (2) weeks of each meeting. A final draft of each meetings minutes will then be created, agreed upon by both parties and kept on record.

     5. Each of PIONEER and HGS may propose additional personnel or consultants as invited guests to each PROJECT COMMITTEE meeting and the parties shall mutually inform and agree on the participation of said guests prior to said meeting.

     6. MEMBERS of the PROJECT COMMITTEE may change over time as the nature of the relationship evolves.

     7. The MEMBERS of the PROJECT COMMITTEE shall be responsible for the ongoing operational management and communication between HGS and PIONEER pertaining to the RESEARCH PROJECT.

     8. The PROJECT COMMITTEE may form subcommittees as required to address and resolve issues pertaining to the RESEARCH PROJECT.

"The information below marked [****] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."


                                   SCHEDULE G
                                   ----------

             Definition of requirement to achieve GO LIVE status of
                                 HGS INFORMATION

                          (To be completed by [****]).

This list identifies the software and services to be provided to PIONEER by HGS that will enable users of the HGS INFORMATION at PIONEER to evaluate MAIZE ESTs.

The GO LIVE informatics milestone shall be considered met upon delivery of such software and services to PIONEER and the Iris software running successfully at PIONEER facilities.

Services to be available to PIONEER users from Macintosh workstations at GO LIVE milestone:

         1.   Sign on with user  identification  and  password  authentication

         2.   Retrieve sequences by identification code, gene name and library

         3.   Export sequences in popular formats for sequence analysis programs

         4.   Retrieve library information and sequencing statistics

         5.   Retrieve sequence assemblies; display assembly alignments

         6.   Customize tabular displays

         7.   Customize user dashboard

         8.   Prepare and save custom queries

         9.   Perform interactive BLAST searches

         10.  Perform Genbank and Medline lookups using the HGS Entrez client

         11.  Perform interactive sequence assemblies

         12.  Perform simple modeling of putative proteins

         13.  Identify library distribution of related sequences

         14.  Perform library expression analyses

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



In addition to the establishment of the above-listed features and operational capabilities of the HGS INFORMATION, HGS will complete an initial user training session for PIONEER users and will provide the following additional services to fulfill the requirements of the GO LIVE milestone:

Services provided to PIONEER Information Management staff:

         1. Install dedicated, encrypted data circuit

         2. Configure and test the database

         3. Develop data transfer mechanism

         4. Customize sequence classification methods for analysis of Maize ESTs

         5. Train technical staff on system administration functions:
                  a.  Configuring Macintosh workstations
                  b.  Setting up new users, modifying user parameters
                  c.  Configuring local BLAST databases
                  d.  Understanding the database schema
                  e.  Understanding how data is processed and interpreted
                  f.  Troubleshooting problems
                  g.  Monitoring the HGS/PIONEER data connection
                  h.  Developing custom queries and reports

                                       32